UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to {section} 240.14a-12

                          NEUBERGER BERMAN EQUITY FUNDS
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                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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                         NEUBERGER BERMAN FASCIANO FUND

July 7, 2008

                      YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder:

Our records indicate that we have not received your vote on an important proposal affecting your investment in Neuberger Berman Fasciano Fund. For the reasons set forth in the proxy materials previously delivered to you, THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF THE FUND'S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:

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     TO   SPEAK   TO  A  PROXY   VOTING   SPECIALIST:   Dial   toll-free
     1-866-492-0864 and A REPRESENTATIVE FROM COMPUTERSHARE, OUR PROXY VENDOR, will assist you with voting your shares and answer any of your proxy-related questions. Representatives are available Monday
     - Friday 9:00 a.m. - 9:00 p.m. (Eastern Time) and Saturday, 10:00 a.m. to 6:00 p.m. (Eastern Time).

     VOTE BY TOUCH-TONE: Dial the toll-free touch-tone voting number listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

     VOTE VIA THE INTERNET: Go to the website listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions. If you have received more than one proxy card, you can vote each card on the website. Each card has a different control number.

     VOTE BY MAIL: Sign and date the enclosed proxy card and mail it back using the enclosed pre-paid postage envelope.

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        YOUR VOTE IS IMPORTANT SO PLEASE VOTE YOUR SHARES TODAY!



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